STONERIDGE BOND FUND

                        Supplement Dated February 2, 2005
                      To Prospectus Dated December 29, 2004


The Board of Trustees of Unified Series Trust has determined to redeem all outstanding shares of the StoneRidge Bond Fund, and to cease operations of the Fund. The Board has concluded that this action is in the best interest of the shareholders, due to the advisor's decision to discontinue managing the Fund.

The Fund will close on February 28, 2005. StoneRidge Investment Partners, LLC, the advisor to the Fund, expects that the Fund will remain substantially invested prior to this date to allow Fund shareholders time to consider and select alternative investments. At a time near the closing date, the Fund's portfolio holdings will be sold, and the proceeds will be held in money market instruments such as money market funds and repurchase agreements, or held in cash. At this point, the Fund will no longer be pursuing its investment objective.

Shareholders may redeem Fund shares at any time prior to February 28, 2005. Procedures for redeeming your account, including reinvested distributions, are contained in the section "How to Redeem Shares" of the Fund's Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to February 28, 2005 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.

               IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS
               ---------------------------------------------------

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (tax-sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within 60 days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

                                   * * * * * *

This supplement and the Prospectus dated December 29, 2004 provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated December 29, 2004, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (800) 441-6978.